Exhibit 99.1

Hewlett Packard Enterprise
11445 Compaq Center West Drive
Houston, TX 77070

hpe.com

News Release

Hewlett Packard Enterprise Expands HPE GreenLake Edge-to-Cloud Platform with Acquisition of Zerto, a Leader in Cloud Data Management and Protection

News Highlights:

•Acquisition accelerates HPE Storage’s transformation to a cloud-native, software-defined data services business
•Zerto is the vendor of choice for more than 350 Managed Service Providers and 9,000 customers to provide disaster recovery, ransomware protection, and data and application mobility across hybrid, multi-cloud environments
•Zerto is expected to contribute more than $130M of run-rate revenue at software gross margins with approximately one-third of revenues incremental to HPE’s as a service ARR
•Zerto’s industry-leading data protection software helps customers recover in minutes from ransomware attacks and will soon be available as a service through HPE GreenLake

HOUSTON – July 1, 2021 – Hewlett Packard Enterprise (NYSE: HPE) today announced that it has entered into a definitive agreement to acquire Zerto, an industry leader in cloud data management and protection, in a transaction valued at $374 million. This acquisition expands HPE GreenLake and continues to deliver on HPE Storage’s shift to a cloud-native, software-defined data services business.

“Data is now the most critical asset,” said Antonio Neri, President and CEO, HPE. “With the explosive growth of data at the edge and across hybrid environments, organizations today face significant complexity in managing and protecting their data. Zerto’s market-leading cloud data management and protection software expands HPE GreenLake cloud data services, allowing customers to protect their data and rapidly act on insights, from edge to cloud.“

Accelerating and expanding HPE GreenLake cloud data services

Zerto’s journal-based continuous data protection (CDP) technology includes disaster recovery, backup, and data mobility in a single, simple cloud data management and protection software solution that spans on-premises, hybrid, and multi-cloud environments. The data protection as a service (aaS) market will grow from $7.7B in 2020 to $15.3B in 2024, representing a 19% CAGR.1 Zerto will be available aaS through HPE GreenLake and Data Services Cloud Console.

“With data underpinning digital transformation, customers must manage, protect, and mobilize their data,” said Tom Black, Senior Vice President and General Manager of HPE Storage. “Customers continue to face significant issues managing data complexity across hybrid and multi-cloud environments. Zerto further positions HPE to help solve these customer challenges and become the leader in data management and protection through HPE GreenLake cloud services.”

Zerto helps customers recover in minutes from ransomware, cyberattacks, and other unplanned downtime bringing data back to its original state just seconds before the attack or disruption. Zerto also easily replicates and migrates data between VMware vSphere and Microsoft Hyper-V environments and natively to Amazon Web Services and Microsoft Azure.

Zerto brings additional talent and technology to HPE’s cloud data services; HPE distribution and installed base accelerates Zerto’s scale

Founded in 2009 and co-headquartered in Herzliya, Israel, and Boston, Zerto’s approximately 500 employees serve more than 9,000 customers, including enterprises and 350 managed service providers. Zerto is an industry leader in the growing data replication and protection and high-growth disaster recovery as a service (DRaaS) market. The addition of Zerto will significantly accelerate HPE’s R&D talent roadmap and HPE’s transformation to become a leading data management and protection provider to customers. We expect Zerto to benefit by leveraging HPE’s global presence, distribution channel, and installed base. Together HPE and Zerto are a powerful combination of technology, cloud operations, and go-to-market capabilities to simplify cloud data management and protection for customers' edge-to-cloud strategy.

“The HPE GreenLake edge-to-cloud strategy and strong leadership is a perfect match for Zerto,” said Ziv Kedem, CEO, Zerto. “Coupling Zerto’s industry-leading cloud data management and protection software platform with HPE’s cloud data services and go-to-market reach will offer an unparalleled experience for our collective customers and partners.”

Transaction details

HPE is acquiring Zerto for $374 million in cash. The company plans to fund the acquisition through cash on its balance sheet. The transaction is expected to contribute more than $130 million in run-rate revenue at software gross margins. Approximately one-third of the revenue is expected to contribute to HPE’s aaS Annualized Revenue Run-Rate (ARR). The acquisition is also expected to be accretive to non-GAAP operating profit and earnings starting in FY 2023.

Zerto’s management team is joining the HPE family following the close of the transaction, which is expected to occur in the fourth quarter of HPE’s fiscal year 2021, subject to regulatory approvals and other customary closing conditions. After the transaction closes, Zerto will be organized under HPE Storage, reporting to Tom Black, Senior Vice President and General Manager.

Investment community conference call
HPE will conduct a live audio webcast of its conference call to discuss HPE’s acquisition of Zerto. The call is scheduled for July 1 at 8:30 a.m. ET / 5:30 a.m. PT, and the webcast will be available at http://www.hpe.com/investor/hpetoacquirezerto.

About Hewlett Packard Enterprise
Hewlett Packard Enterprise (NYSE: HPE) is the global edge-to-cloud company that helps organizations accelerate outcomes by unlocking value from all of their data, everywhere. Built on decades of reimagining the future and innovating to advance the way people live and work, HPE delivers unique, open and intelligent technology solutions delivered as a service – spanning Compute, Storage, Software, Intelligent Edge, High Performance Computing and Mission Critical Solutions – with a consistent experience across all clouds and edges, designed to help customers develop new business models, engage in new ways, and increase operational performance. For more information, visit: www.hpe.com.

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HPE and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, any statements regarding the expected benefits and costs of the transaction contemplated by this document, including enhanced opportunities for growth, the delivery of customer benefits and the realization of synergies and other economic benefits; projections of revenue, expenses, net earnings, operating profit, cash flows, or other financial items; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HPE and its financial performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the parties are unable to successfully implement integration strategies; and other risks that are described in HPE’s SEC reports, including but not limited to the risks described in HPE’s Annual Report on Form 10-K for its fiscal year ended October 31, 2020 and subsequent Quarterly Reports on Form 10-Q. HPE assumes no obligation and does not intend to update these forward-looking statements.

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1.IDC Worldwide Data Protection as a service Forecast, 2020-2024, November 2020.

Contacts

Media relations
Randy Cairns
randy.cairns@hpe.com

Investor contact
Sonalee Parekh
investor.relations@hpe.com